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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2003
                                                         ------------------


                               Acuity Brands, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                    001-16583
                                    ---------
                            (Commission File Number)


                                   58-2632672
                                   ----------
                      (IRS Employer Identification Number)


             1170 Peachtree St., N.E., Suite 2400, Atlanta, GA 30309
             -------------------------------------------------------
                    (Address of principal executive offices)


                                 (404) 853-1400
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                 -----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.

         On December 16, 2003, Acuity Brands, Inc. (the "Registrant") issued a press release with respect to its 2003 Annual Meeting of Stockholders. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5 as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                  None.

         (b)  Pro Forma Financial Information.

                  None.

         (c)  Exhibits.

                  The following exhibit is filed herewith:


        EXHIBIT NO.                                  DESCRIPTION
        -----------                                  -----------
          99.1             Press release, issued by the Registrant on December 16, 2003.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  December 16, 2003



                               ACUITY BRANDS, INC.



                               By:      /s/ Kenyon W. Murphy
                                  ----------------------------------------------
                                        Kenyon W. Murphy
                                        Senior Vice President and General
                                        Counsel





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